Subsequent Events	12 Months Ended
Jun. 30, 2018
Disclosure of non-adjusting events after reporting period [abstract]
Disclosure of events after reporting period [Text Block]
33. Subsequent Events

Agreement for sale of PGG Wrightson Seeds Holdings Limited

The Group’s subsidiary, PGG Wrightson Limited, had appointed Credit Suisse (Australia) Ltd and First NZ Capital Ltd as financial advisors in October 2017 to assist with a strategic review of PGW’s business, its growth opportunities, capital and balance sheet requirements, and potentially shareholding structure.

Further to this review, on August 6, 2018 the Group announced that it had signed a sale and purchase agreement for the sale of its subsidiary PGG Wrightson Seeds Holdings Limited (PGW Seeds). The agreement represents the sale of the Group's Seed and Grain operating segment. The sale price is approximately $285 million ($421 million New Zealand Dollar) subject to various adjustments until settlement. The sale is conditional on various approvals including:
•	PGW shareholder approval of a major transaction at a shareholders meeting.
•	New Zealand Overseas Investment Act approval.
•	New Zealand Commerce Commission clearance, Australian Competition and Consumer Commission approval and receipt of applicable regulatory approvals in South America.
•	Change of control consents from several of PGW Seeds’ joint venture partners.
•	PGW banking syndicate consent.

Based on the initial sale price an estimated capital gain is expected to be recognised by the Group of approximately $92 million. This estimated capital gain is subject to any further adjustments to the sale price until settlement, less transaction/disposal costs, and is subject to any recycling of the Foreign Currency Translation Reserve consequent to the disposal.

As the transaction was not approved by the boards of PGW, or that of Agria, until post balance date and is still subject to the required approvals noted above, the Group has not recognised the Seed and Grain segment as "Assets Held For Sale" or a "Discontinued Operation" as at 30 June 2018.

Dividend

On August 13, 2018 the Directors of the Group’s subsidiary, PGG Wrightson Limited, resolved to pay a final dividend of NZ$1.25 cents per share on October 3, 2018 to shareholders on PGG Wrightson’s share register as of September 4, 2018. This dividend will be fully imputed.

New bank loan facility

In September 2018, the Group’s subsidiary, Agria (Singapore) Pte., Ltd., obtained a $12.1 million loan facility from Shanghai Commercial Bank. The loan is maturing on August 7, 2023, with five yearly repayment installments. The loan is guaranteed by a third party at a rate of 3% and personal guarantee by the Company’s major shareholder.

Amendment to 2015 Share Incentive Plan

In August 2018, the Board of the Company approved:

1) the number of shares under the 2015 Share Incentive Plan is amended to a new aggregate number of shares that Executive Chairman thinks fit;

2) the Executive Chairman of the Company is authorized to allocate and make such awards to Eligible Individual(s) as defined under Article 2.17 of 2015 Share Incentive Plan.